UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 26, 2012

ROMA FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

United States	0-52000	51-0533946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Route 33, Robbinsville, New Jersey	08691
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:                                                                                                           (609) 223-8300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ROMA FINANCIAL CORPORATION

INFORMATION TO BE INCLUDED IN REPORT

Section 8 – Other Events
Item 8.01.  Other Events

On October 26, 2012, the Registrant mailed a letter to its shareholders announcing that the Board of Directors had decided to suspend paying its quarterly cash dividend.    A copy of the letter dated October 26, 2012 issued by the Registrant announcing this action is filed as Exhibit 99 hereto and is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

99           Letter to Shareholders Dated October 26, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROMA FINANCIAL CORPORATION
Date: October 26, 2012	By:	/s/ Sharon L. Lamont
Sharon L. Lamont Chief Financial Officer